United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number: 811-08527

            ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND, INC.


               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

      Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.





-------------------------------------------------------------------------------
International Large-Cap
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein International Premier Growth Fund


Annual Report -- July 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 20, 2004


Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Premier Growth Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index, for the six- and 12-month periods ended July 31, 2004. The MSCI EAFE Growth Index is also included since the Fund generally holds stocks that are categorized as growth stocks as opposed to value stocks.

For both the six- and 12-month periods ended July 31, 2004, the Fund underperformed the MSCI EAFE Index.

During the six- and 12-month periods under review, the Fund underperformed the Index primarily because of the relative outperformance of lower quality, smaller capitalization companies. These stocks, which did well during the reporting period, are not the Fund's investment focus. Additionally, the Fund was negatively affected by its underweight positions in emerging markets and the Japanese markets. Since we believed these did not offer stocks with compelling valuations, the Fund was underweighted in them.

Market Review and Investment Strategy

The international stock markets navigated through a tempestuous period over the recent time periods as stock prices rose and dipped at the mercy of a mixed tide of economic and geopolitical news. In the first six months of the 12-month period ended July 31, 2004, investors welcomed further evidence that the global recovery remained on track. During this time, higher industrial production, rising leading indicators and upbeat consumer sentiment bolstered expectations for global gross domestic product growth. Thus, in anticipation of strong earnings growth, most markets, and particularly the Japanese and emerging markets, posted very strong returns. As we entered the second half of the 12-month period under review, a number of dark clouds began to overshadow the previous optimism. Among the negatives were the continued surge in oil prices, the increased terror activity in Iraq, fears of a faster-than-expected rise in interest rates, particularly in the U.S., and concerns about a slowdown in China and potentially Japan. As a result, many markets posted losses during the last six months.

Although the 12-month period under review has been positive for equities after nearly three years of negative returns, the lower quality and riskier stocks posted meaningfully higher returns because of a relief rally. Historically, this trend in performance is normal in the early stages of an eco-


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 1 nomic recovery. The Fund, however, has maintained its long-standing strategy of investing in large-cap companies with strong earnings growth, high-quality fundamentals and attractive valuations, as research shows these types of stocks generally lead to long-term favorable performance. On a sector basis, the Fund currently has exposure to technology, consumer services and financial stocks, which continued to benefit from the economic recovery. Also, we balanced this cyclical investment with exposure to health care and consumer staple companies that offered more consistent growth prospects.


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosures

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index and the unmanaged MSCI EAFE Growth Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. The MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Investors cannot invest directly in an index, and its results are not indicative of any specific investment including the Fund.

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                           -------------------------
PERIODS ENDED JULY 31, 2004                           6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Premier Growth Fund
   Class A                                              -4.71%        12.73%
-------------------------------------------------------------------------------
   Class B                                              -5.04%        11.72%
-------------------------------------------------------------------------------
   Class C                                              -5.04%        11.72%
-------------------------------------------------------------------------------
   Advisor Class                                        -4.53%        12.92%
-------------------------------------------------------------------------------
MSCI EAFE Index                                          0.05%        25.50%
-------------------------------------------------------------------------------
MSCI EAFE Growth Index                                  -3.34%        20.07%
-------------------------------------------------------------------------------



GROWTH OF A $10,000 INVESTMENT IN THE FUND
3/3/98* TO 7/31/04


MSCI EAFE Growth Index: $8,947
MSCI EAFE Index: $11,098
AllianceBernstein International Premier Growth Fund Class A: $8,415


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                 Alliance International       MSCI EAFE           MSCI EAFE
                  Premier Growth Fund        Growth Index           Index
-------------------------------------------------------------------------------
      3/3/98*           $  9,575              $ 10,000            $ 10,000
     7/31/98            $  9,901              $ 10,352            $ 10,523
     7/31/99            $ 10,513              $ 11,079            $ 11,577
     7/31/00            $ 12,593              $ 12,295            $ 12,650
     7/31/01            $  8,583              $  8,558            $  9,939
     7/31/02            $  7,207              $  7,114            $  8,283
     7/31/03            $  7,465              $  7,452            $  8,843
     7/31/04            $  8,415              $  8,947            $ 11,098


* Fund data is from the Fund's Class A share inception date of 3/3/98. Returns for the benchmarks are from the closest month-end to the Fund's inception date; therefore the benchmark data is from 2/28/98.


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Premier Growth Fund Class A shares (from 3/3/98* to 7/31/04) as compared to the performance of appropriate indices.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
1 Year                         12.73%              8.01%
5 Years                        -4.35%             -5.19%
Since Inception*               -1.99%             -2.65%

Class B Shares
1 Year                         11.72%              7.72%
5 Years                        -5.06%             -5.06%
Since Inception*               -2.72%             -2.72%

Class C Shares
1 Year                         11.72%             10.72%
5 Years                        -5.06%             -5.06%
Since Inception*               -2.72%             -2.72%

Advisor Class Shares
1 Year                         12.92%
5 Years                        -4.07%
Since Inception*               -1.73%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

--------------------------------------------------------------
Class A Shares
1 Year                                            16.38%
5 Years                                           -4.20%
Since Inception*                                  -2.01%

Class B Shares
1 Year                                            16.48%
5 Years                                           -4.08%
Since Inception*                                  -2.07%

Class C Shares
1 Year                                            19.63%
5 Years                                           -4.06%
Since Inception*                                  -2.05%


*  Inception Dates: 3/3/98 Class A, B, C and Advisor Class shares.


See Historical Performance disclosures on page 3.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 5

                                                                  Fund Expenses
-------------------------------------------------------------------------------

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                     Beginning          Ending
                                 Account Value   Account Value   Expenses Paid
                              February 1, 2004   July 31, 2004   During Period*
-------------------------------------------------------------------------------
Class A
Actual                                 $ 1,000      $   952.92         $  9.57
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,015.07         $  9.87
-------------------------------------------------------------------------------
Class B
Actual                                 $ 1,000      $   949.59         $ 13.43
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,011.09         $ 13.85
-------------------------------------------------------------------------------
Class C
Actual                                 $ 1,000      $   949.59         $ 13.18
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,011.34         $ 13.60
-------------------------------------------------------------------------------
Advisor Class
Actual                                 $ 1,000      $   954.74         $  8.07
Hypothetical
(5% return before expenses)            $ 1,000      $ 1,016.61         $  8.32
-------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.97%, 2.77%, 2.72% and 1.66%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                              Portfolio Summary
-------------------------------------------------------------------------------


PORTFOLIO SUMMARY
July 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $87.3


SECTOR BREAKDOWN*
     19.0%   Finance
     18.7%   Technology
     17.2%   Health Care
     13.9%   Consumer Services
     13.2%   Consumer Staples
      5.3%   Consumer Manufacturing          [PIE CHART OMITTED]
      4.0%   Energy
      3.7%   Capital Goods
      2.7%   Multi-Industry
      1.8%   Utilities
      0.5%   Basic Industry


COUNTRY BREAKDOWN*
     28.9%   United Kingdom
     20.4%   Japan
     12.5%   Switzerland
     11.0%   France
      8.3%   Germany                         [PIE CHART OMITTED]
      3.1%   Spain
      3.1%   Sweden
      2.0%   Mexico
     10.7%   Other


* All data is as of July 31, 2004. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weighting represents less than 2% weightings in the following countries: Hong Kong, India, Ireland, Israel, Italy, Netherlands, Norway, South Korea and Taiwan.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 7

                                                           Ten Largest Holdings
-------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
July 31, 2004

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

Tesco Plc.                                       $  3,613,348           4.1%
-------------------------------------------------------------------------------
SAP AG                                              3,398,170           3.9
-------------------------------------------------------------------------------
Carnival Plc.                                       3,120,946           3.6
-------------------------------------------------------------------------------
Reckitt Benckiser Plc.                              2,914,824           3.3
-------------------------------------------------------------------------------
Total, SA                                           2,889,331           3.3
-------------------------------------------------------------------------------
HSBC Holdings Plc.                                  2,810,504           3.2
-------------------------------------------------------------------------------
LM Ericsson AB                                      2,682,963           3.1
-------------------------------------------------------------------------------
Roche Holding AG-Genusschein                        2,561,435           2.9
-------------------------------------------------------------------------------
Hoya Corp.                                          2,518,291           2.9
-------------------------------------------------------------------------------
AstraZeneca Plc.                                    2,318,220           2.7
-------------------------------------------------------------------------------
                                                 $ 28,828,032          33.0%


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-99.3%

France-10.9%
BNP Paribas, SA                                        16,800     $     977,129
Essilor International, SA                              11,968           734,504
L'Oreal, SA                                            20,023         1,433,467
LVMH Moet Hennessy Louis Vuitton, SA                   25,447         1,734,588
Schneider Electric, SA                                 27,928         1,774,441
Total, SA                                              14,900         2,889,331
                                                                  -------------
                                                                      9,543,460
                                                                  -------------
Germany-8.3%
Altana AG                                              29,630         1,606,516
Porsche AG pfd.                                         2,000         1,291,163
SAP AG                                                 21,205         3,398,170
Siemens AG                                             13,320           931,814
                                                                  -------------
                                                                      7,227,663
                                                                  -------------
Hong Kong-0.9%
Esprit Holdings, Ltd.                                 173,000           771,876
                                                                  -------------
India-1.5%
Housing Development Finance Corp., Ltd.                38,222           473,953
Infosys Technologies, Ltd.                             12,000           402,049
Reliance Industries, Ltd.                              43,333           456,830
                                                                  -------------
                                                                      1,332,832
                                                                  -------------
Ireland-1.8%
CRH Plc.                                               70,032         1,578,609
                                                                  -------------
Israel-1.8%
Teva Pharmaceutical Industries, Ltd. (ADR)             54,200         1,604,320
                                                                  -------------
Italy-0.3%
Alleanza Assicurazioni S.p.A.(a)                       20,290           217,095
                                                                  -------------
Japan-20.3%
Aeon Credit Service Co., Ltd.                          11,700           717,366
Canon, Inc.                                            45,000         2,197,585
Denso Corp.                                            32,700           801,392
Eisai Co., Ltd.                                        34,600         1,015,683
Hoya Corp.                                             24,500         2,518,291
Ito-Yokado Co., Ltd.                                   18,000           699,672
KDDI Corp.                                                299         1,527,277
Keyence Corp.                                           4,100           867,148
Matsushita Electric Industrial Co., Ltd.               69,000           919,215
Mitsubishi Corp.                                      146,000         1,405,018
Mitsubishi Tokyo Financial Group, Inc.                    158         1,414,121
Nitto Denko Corp.                                      35,000         1,464,159
Ricoh Co., Ltd.                                        80,000         1,558,418
Sumitomo Mitsui Financial Group, Inc.                     100           602,361
                                                                  -------------
                                                                     17,707,706
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Mexico-2.0%
America Movil SA de CV Series L (ADR)                  49,000     $   1,750,770
                                                                  -------------
Netherlands-1.4%
ASML Holding NV(a)                                     55,100           786,283
ING Groep NV                                           19,760           458,006
                                                                  -------------
                                                                      1,244,289
                                                                  -------------
Norway-0.7%
Norsk Hydro ASA                                         8,973           567,206
                                                                  -------------
South Korea-1.8%
Samsung Electronics Co., Ltd.                           4,500         1,604,532
                                                                  -------------
Spain-3.1%
Banco Bilbao Vizcaya Argentaria, SA                   105,000         1,396,115
Industria de Diseno Textil, SA (Inditex)               57,788         1,321,371
                                                                  -------------
                                                                      2,717,486
                                                                  -------------
Sweden-3.1%
LM Ericsson AB(a)                                   1,003,533         2,682,963
                                                                  -------------
Switzerland-12.4%
Alcon, Inc.                                            16,400         1,256,240
Nestle, SA                                              4,995         1,276,366
Nobel Biocare Holding AG                                3,540           484,098
Novartis AG                                            41,279         1,846,701
Roche Holding AG - Genusschein                         25,912         2,561,435
Swiss Reinsurance Co.                                  19,512         1,139,737
UBS AG                                                 34,200         2,287,661
                                                                  -------------
                                                                     10,852,238
                                                                  -------------
Taiwan-0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.          172,580           217,819
                                                                  -------------
United Kingdom-28.7%
AstraZeneca Plc.                                       51,800         2,318,220
Carnival Plc.                                          63,800         3,120,946
Enterprise Inns Plc.                                   44,187           428,287
Hilton Group Plc.                                     228,500         1,083,487
HSBC Holdings Plc.                                    191,394         2,810,504
Reckitt Benckiser Plc.                                106,574         2,914,824
Royal Bank of Scotland Group Plc.                      71,900         2,021,397
Smith & Nephew Plc.                                   147,056         1,484,188
Standard Chartered Plc.                               118,049         1,952,443
Tesco Plc.                                            780,744         3,613,348
Vodafone Group Plc.                                 1,025,100         2,222,992
WPP Group Plc.                                        115,094         1,064,283
                                                                  -------------
                                                                     25,034,919
                                                                  -------------


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.3%
  (cost $71,887,067)                                              $  86,655,783
Other assets less liabilities-0.7%                                      599,063
                                                                  -------------
Net Assets-100%                                                   $  87,254,846
                                                                  =============


(a)  Non-income producing security.

Glossary of Terms:

ADR - American Depositary Receipt

Pfd. - Preferred Stock

See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 11

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2004


ASSETS
Investments in securities, at value (cost $71,887,067)            $  86,655,783
Cash                                                                    478,680
Foreign cash, at value (cost $799,512)                                  799,581
Dividends receivable                                                    100,015
Receivable for capital stock sold                                        72,665
                                                                  -------------
Total assets                                                         88,106,724
                                                                  -------------
LIABILITIES
Payable for capital stock redeemed                                      305,781
Payable for investment securities purchased                             227,030
Advisory fee payable                                                     59,836
Distribution fee payable                                                 50,436
Transfer Agent fee payable                                               31,265
Accrued expenses                                                        177,530
                                                                  -------------
Total liabilities                                                       851,878
                                                                  -------------
Net Assets                                                        $  87,254,846
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      10,530
Additional paid-in capital                                          201,849,849
Accumulated net realized loss on investment
  and foreign currency transactions                                (129,373,905)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities            14,768,372
                                                                  -------------
                                                                  $  87,254,846
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($22,001,482/2,588,559 shares of capital stock
  issued and outstanding)                                                 $8.50
Sales charge--4.25% of public offering price                                .38
                                                                          -----
Maximum offering price                                                    $8.88
                                                                          =====
Class B Shares
Net asset value and offering price per share
  ($38,429,729/4,744,170 shares of capital stock
  issued and outstanding)                                                 $8.10
                                                                          =====
Class C Shares
Net asset value and offering price per share
  ($12,416,883/1,532,197 shares of capital stock
  issued and outstanding)                                                 $8.10
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($14,406,752/1,665,133 shares of capital stock
  issued and outstanding)                                                 $8.65
                                                                          =====


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $173,482)                                    $  1,406,287
Interest                                                 2,611     $  1,408,898
                                                  ------------
EXPENSES
Advisory fee                                           979,873
Distribution fee--Class A                               73,290
Distribution fee--Class B                              452,572
Distribution fee--Class C                              148,616
Transfer agency                                        579,359
Custodian                                              236,180
Audit and legal                                        118,452
Administrative                                         105,000
Registration                                            59,290
Printing                                                55,265
Directors' fees                                         21,696
Miscellaneous                                            8,548
                                                  ------------
Total expenses                                       2,838,141
Less: expenses waived and reimbursed
  by the Adviser and the Transfer Agent
  (see Note B)                                        (241,226)
Less: expense offset arrangement
  (see Note B)                                             (53)
                                                  ------------
Net expenses                                                          2,596,862
                                                                   ------------
Net investment loss                                                  (1,187,964)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on:
  Investment transactions                                             9,597,116
  Foreign currency transactions                                          89,655
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                         3,421,052
  Foreign currency denominated assets
    and liabilities                                                      (7,580)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                              13,100,243
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 11,912,279
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 13

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    December 1,
                                    Year Ended        2002 to       Year Ended
                                     July 31,        July 31,      November 30,
                                       2004            2003*           2002
                                  =============   =============   =============
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
Net investment loss               $  (1,187,964)  $    (686,818)  $  (2,181,378)
Net realized gain (loss) on
  investment and foreign
  currency transactions               9,686,771      (6,526,747)    (16,304,455)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign
  currency denominated assets
  and liabilities                     3,413,472       9,654,474         865,341
                                  -------------   -------------   -------------
Net increase (decrease) in net
  assets from operations             11,912,279       2,440,909     (17,620,492)

CAPITAL STOCK TRANSACTIONS
Net decrease                        (22,209,594)    (14,467,742)    (36,814,553)
                                  -------------   -------------   -------------
Total decrease                      (10,297,315)    (12,026,833)    (54,435,045)

NET ASSETS
Beginning of period                  97,552,161     109,578,994     164,014,039
                                  -------------   -------------   -------------
End of period (including
  accumulated net investment
  income (loss) of $0, $0 and
  $0, respectively)               $  87,254,846   $  97,552,161   $ 109,578,994
                                  =============   =============   =============


*  The Fund changed its fiscal year end from November 30 to July 31.

See notes to financial statements.


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS
July 31, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein International Premier Growth Fund, Inc. (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management, L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 15

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Change of Fiscal Year End

During 2003, the Fund changed its fiscal year end from November 30 to July 31. Accordingly, the statement of changes in net assets and financial highlights include the period from December 1, 2002 to July 31, 2003.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. During the


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

period August 1, 2003 through December 31, 2003, such waivers and reimbursement amounted to $74,684.

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Fund. Through July 31, 2004, such waiver amounted to $142,056. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG") described in "Legal Proceedings" below.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $2,600.

Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended July 31, 2004, such fees amounted to $105,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $385,776 for the year ended July 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $21,886.

For the year ended July 31, 2004, the Fund's expenses were reduced by $53 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,039 from the sales of Class A shares and received $10,900, $82,322 and $3,538 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004, amounted to $323,753, of which $1,022 were paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,561,491 and $1,212,362 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  81,334,426    $ 105,064,454
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:


Cost                                                              $  73,857,777
                                                                  =============
Gross unrealized appreciation                                     $  14,450,807
Gross unrealized depreciation                                        (1,652,801)
                                                                  -------------
Net unrealized appreciation                                       $  12,798,006
                                                                  =============


Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                     Shares
                                 ----------------------------------------------
                                                    December 1,     Year Ended
                                    Year Ended         2002 to     November 30,
                                 July 31, 2004   July 31, 2003*           2002
                                 ----------------------------------------------
Class A
Shares sold                          1,998,756       5,538,848      10,518,407
-------------------------------------------------------------------------------
Shares converted from Class B          181,054          53,904          68,806
-------------------------------------------------------------------------------
Shares redeemed                     (2,753,582)     (6,186,920)    (11,683,623)
-------------------------------------------------------------------------------
Net decrease                          (573,772)       (594,168)     (1,096,410)
===============================================================================

Class B
Shares sold                            383,084         379,249       1,158,848
-------------------------------------------------------------------------------
Shares converted to Class A           (193,452)        (56,253)        (70,983)
-------------------------------------------------------------------------------
Shares redeemed                     (1,765,752)     (1,478,133)     (3,504,325)
-------------------------------------------------------------------------------
Net decrease                        (1,576,120)     (1,155,137)     (2,416,460)
===============================================================================

Class C
Shares sold                          1,319,585       4,866,072       4,692,416
-------------------------------------------------------------------------------
Shares redeemed                     (1,892,005)     (5,303,022)     (5,718,232)
-------------------------------------------------------------------------------
Net decrease                          (572,420)       (436,950)     (1,025,816)
===============================================================================

Advisor Class
Shares sold                            785,270         648,557         287,576
-------------------------------------------------------------------------------
Shares redeemed                       (768,694)       (544,075)       (415,695)
-------------------------------------------------------------------------------
Net increase (decrease)                 16,576         104,482        (128,119)
===============================================================================


*  The Fund changed its fiscal year end from November 30 to July 31.


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

                                                     Amount
                                 ----------------------------------------------
                                                    December 1,     Year Ended
                                    Year Ended         2002 to     November 30,
                                 July 31, 2004   July 31, 2003*           2002
                                 ----------------------------------------------
Class A
Shares sold                       $ 15,389,180     $38,075,319    $ 79,941,057
-------------------------------------------------------------------------------
Shares converted from Class B        2,299,673         374,253         535,221
-------------------------------------------------------------------------------
Shares redeemed                    (22,689,280)    (42,814,218)    (89,842,194)
-------------------------------------------------------------------------------
Net decrease                      $ (5,000,427)    $(4,364,646)   $ (9,365,916)
===============================================================================

Class B
Shares sold                       $  3,129,394     $ 2,505,155    $  8,813,230
-------------------------------------------------------------------------------
Shares converted to Class A         (2,299,673)       (374,253)       (535,221)
-------------------------------------------------------------------------------
Shares redeemed                    (13,718,755)     (9,714,282)    (26,414,345)
-------------------------------------------------------------------------------
Net decrease                      $(12,889,034)    $(7,583,380)   $(18,136,336)
===============================================================================

Class C
Shares sold                       $  9,878,860     $32,278,572    $ 34,153,384
-------------------------------------------------------------------------------
Shares redeemed                    (14,621,055)    (35,378,183)    (42,408,853)
-------------------------------------------------------------------------------
Net decrease                      $ (4,742,195)    $(3,099,611)   $ (8,255,469)
===============================================================================

Advisor Class
Shares sold                       $  6,778,674     $ 4,471,657    $  2,235,289
-------------------------------------------------------------------------------
Shares redeemed                     (6,356,612)     (3,891,762)     (3,292,121)
-------------------------------------------------------------------------------
Net increase (decrease)           $    422,062     $   579,895    $ (1,056,832)
===============================================================================

* The Fund changed its fiscal year end from November 30 to July 31.


NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide for short-term financing, if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.

NOTE H

Components of Accumulated Earnings (Deficit)

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(127,403,195)(a)
                                                              -------------
Unrealized appreciation/(depreciation)                           12,797,662(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(114,605,533)
                                                              =============


(a) On July 31, 2004, the Fund had a net capital loss carryforward of $127,403,195, of which $2,970,600 expires in the year 2008, $97,068,324 expires in the year 2009, $19,888,061 expires in the year 2010 and $7,476,210 expires in the year 2011. During the fiscal year, the Fund utilized capital loss carryforwards of $7,357,074. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency gains and a net investment loss, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions, a decrease in accumulated net investment loss and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin
Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United
States District Court for the Southern District of New York by an alleged share-


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

holder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 25

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                           Class A
                                         ----------------------------------------------------------------------------
                                             Year        December
                                            Ended       1, 2002 to               Year Ended November 30,
                                          July 31,       July 31,   --------------------------------------------------
                                            2004          2003(a)      2002         2001         2000         1999
                                         -----------   -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                       $7.54         $7.31         $8.36       $10.50       $13.22        $9.63

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                       (.07)(c)(d)   (.03)(c)      (.09)        (.10)        (.14)        (.15)(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                      1.03           .26          (.96)       (2.04)       (2.14)        3.74
Net increase (decrease) in net asset
  value from operations                       .96           .23         (1.05)       (2.14)       (2.28)        3.59

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment and foreign
  currency transactions                        -0-           -0-           -0-          -0-        (.44)          -0-
Total distributions                            -0-           -0-           -0-          -0-        (.44)          -0-
Net asset value, end of period              $8.50         $7.54         $7.31        $8.36       $10.50       $13.22

TOTAL RETURN
Total investment return based on
  net asset value(e)                        12.73%         3.15%       (12.56)%     (20.38)%     (17.88)%      37.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $22,001       $23,851       $27,456      $40,555      $60,330      $12,851
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           2.23%         2.50%(f)      2.47%        2.17%        1.95%        2.51%(g)
  Expenses, before waivers/
    reimbursements                           2.46%         2.99%(f)      2.47%        2.17%        1.95%        3.26%
  Net investment loss                        (.81)(c)(d)   (.68)%(c)(f) (1.17)%      (1.06)%      (1.07)%      (1.34)%(c)
Portfolio turnover rate                        84%           56%           75%         171%         111%         107%



See footnote summary on page 30.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class B
                                           ----------------------------------------------------------------------------
                                              Year       December
                                             Ended      1, 2002 to                Year Ended November 30,
                                           July 31,      July 31,    --------------------------------------------------
                                              2004        2003(a)       2002         2001         2000         1999
                                           -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                        $7.25         $7.06         $8.12       $10.29       $13.05        $9.58

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                        (.13)(c)(d)   (.06)(c)      (.14)(c)     (.17)        (.23)        (.22)(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                        .98           .25          (.92)       (2.00)       (2.09)        3.69
Net increase (decrease) in net asset
  value from operations                        .85           .19         (1.06)       (2.17)       (2.32)        3.47

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment and foreign
  currency transactions                         -0-           -0-           -0-          -0-        (.44)          -0-
Total distributions                             -0-           -0-           -0-          -0-        (.44)          -0-
Net asset value, end of period               $8.10         $7.25         $7.06        $8.12       $10.29       $13.05

TOTAL RETURN
Total investment return based on
  net asset value(e)                         11.72%         2.69%       (13.05)%     (21.09)%     (18.44)%      36.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                          $38,430       $45,815       $52,744      $80,353     $122,503      $28,678
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                            2.99%         3.20%(f)      3.20%        2.92%        2.67%        3.21%(g)
  Expenses, before waivers/
    reimbursements                            3.26%         3.79%(f)      3.25%        2.92%        2.67%        3.93%
  Net investment loss                        (1.57)%(c)(d) (1.38)%(c)(f) (1.88)%(c)   (1.84)%      (1.79)%      (2.07)%(c)
Portfolio turnover rate                         84%           56%           75%         171%         111%         107%




See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 27

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                              Class C
                                         ----------------------------------------------------------------------------
                                             Year     December
                                            Ended      1, 2002 to                 Year Ended November 30,
                                          July 31,      July 31,   --------------------------------------------------
                                            2004         2003(a)       2002         2001         2000         1999
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                       $7.25         $7.06         $8.13       $10.29       $13.05        $9.57

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                       (.13)(c)(d)   (.06)(c)      (.14)(c)     (.16)        (.23)        (.22)(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                       .98           .25          (.93)       (2.00)       (2.09)        3.70
Net increase (decrease) in net asset
  value from operations                       .85           .19         (1.07)       (2.16)       (2.32)        3.48

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment and foreign
  currency transactions                        -0-           -0-           -0-          -0-        (.44)          -0-
Total distributions                            -0-           -0-           -0-          -0-        (.44)          -0-
Net asset value, end of period              $8.10         $7.25         $7.06        $8.13       $10.29       $13.05

TOTAL RETURN
Total investment return based on
  net asset value(e)                        11.72%         2.69%       (13.16)%     (20.99)%     (18.44)%      36.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                         $12,417       $15,257       $17,942      $28,990      $46,894       $9,235
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                           2.97%         3.20%(f)      3.20%        2.88%        2.66%        3.21%(g)
  Expenses, before waivers/
    reimbursements                           3.21%         3.73%(f)      3.20%        2.88%        2.66%        3.92%
  Net investment loss                       (1.54)(c)(d)  (1.37)%(c)(f) (1.90)%(c)   (1.80)%      (1.79)%      (2.06)%(c)
Portfolio turnover rate                        84%           56%           75%         171%         111%         107%




See footnote summary on page 30.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Advisor Class
                                            ----------------------------------------------------------------------------
                                                Year       December
                                               Ended      1, 2002 to               Year Ended November 30,
                                              July 31,     July 31,   --------------------------------------------------
                                                2004        2003(a)      2002         2001         2000         1999
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.66        $7.41        $8.44       $10.58       $13.27        $9.64

INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss(b)                          (.03)(c)(d)  (.01)(c)     (.07)        (.07)        (.09)        (.12)(c)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         1.02          .26         (.96)       (2.07)       (2.16)        3.75
Net increase (decrease) in net asset
  value from operations                          .99          .25        (1.03)       (2.14)       (2.25)        3.63

LESS: DISTRIBUTIONS
Distributions from net realized gain
  on investment and foreign
  currency transactions                           -0-          -0-          -0-          -0-        (.44)          -0-
Total distributions                               -0-          -0-          -0-          -0-        (.44)          -0-
Net asset value, end of period                 $8.65        $7.66        $7.41        $8.44       $10.58       $13.27

TOTAL RETURN
Total investment return based on
  net asset value(e)                           12.92%        3.37%      (12.20)%     (20.23)%     (17.57)%      37.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $14,407      $12,629      $11,437      $14,116      $18,800       $2,386
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.90%        2.20%(f)     2.18%        1.86%        1.61%        2.21%(g)
  Expenses, before waivers/
    reimbursements                              2.13%        2.70%(f)     2.18%        1.86%        1.61%        2.96%
  Net investment loss                           (.37)(c)(d)  (.32)%(c)(f) (.85)%       (.78)%       (.68)%      (1.06)%(c)
Portfolio turnover rate                           84%          56%          75%         171%         111%         107%



See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 29

                                                           Financial Highlights
-------------------------------------------------------------------------------

(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d)  Net of expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:


                           Year Ended
                        November 30, 1999
                       -------------------
     Class A                  2.50%
     Class B                  3.20%
     Class C                  3.20%
     Advisor Class            2.20%


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and
Shareholders of AllianceBernstein
International Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein International Premier Growth Fund, Inc. (the "Fund") at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 2004, for the period December 1, 2002 through July 31, 2003 and for the year ended November 30, 2002, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 24, 2004


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 31

                                                             Board of Directors
-------------------------------------------------------------------------------


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Clifford L. Michel(1)
Donald J. Robinson(1)


OFFICERS

Bruce W. Calvert, Executive Vice President
Edward D. Baker III, Vice President
Gurudutt M. Baliga(2), Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 76278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee

(2) Mr. Baliga is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                                      PORTFOLIOS
                                                                                       IN FUND            OTHER
 NAME, AGE OF DIRECTOR,                      PRINCIPAL                                 COMPLEX        DIRECTORSHIPS
        ADDRESS,                           OCCUPATION(S)                              OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                            DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 72      Investment Adviser and an                               113             None
2 Sound View Drive                 Independent Consultant. He was
Suite 100                          formerly Senior Manager of Barrett
Greenwich, CT 06830                Associates, Inc., a registered
(6)                                investment adviser, with which he had
(Chairman of the Board)            been associated since prior to 1999.
                                   He was formerly Deputy Comptroller
                                   and Chief Investment Officer of the
                                   State of New York and, prior thereto,
                                   Chief Investment Officer of the New
                                   York Bank for Savings.

Ruth Block, #+, 73                 Formerly Executive Vice President                        94             None
500 S.E. Mizner Blvd.              and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society of
(6)                                the United States; Chairman and
                                   Chief Executive Officer of Evlico.
                                   Formerly a Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem
                                   Financial Group and Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation; and former Governor
                                   at Large, National Association of
                                   Securities Dealers, Inc.

David H. Dievler, #+, 74           Independent Consultant. Until                            98             None
P.O. Box 167                       December 1994, Senior Vice
Spring Lake, NJ 07762              President of ACMC responsible for
(6)                                mutual fund administration. Prior to
                                   joining ACMC in 1984, he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to that,
                                   he was a Senior Manager at Price
                                   Waterhouse & Co. Member of the
                                   American Institute of Certified Public
                                   Accountants since 1953.

John H. Dobkin, #+, 62             Consultant. He was formerly                              96             None
P.O. Box 12                        President of Save Venice, Inc.
Annandale, NY 12504                (preservation organization) from
(6)                                2001-2002, Senior Advisor from
                                   June 1999-June 2000 and President
                                   of Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.



_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 33

                                                         Management of the Fund
-------------------------------------------------------------------------------


                                                                                      PORTFOLIOS
                                                                                       IN FUND            OTHER
 NAME, AGE OF DIRECTOR,                      PRINCIPAL                                 COMPLEX        DIRECTORSHIPS
        ADDRESS,                           OCCUPATION(S)                              OVERSEEN BY        HELD BY
  (YEARS OF SERVICE*)                   DURING PAST 5 YEARS                            DIRECTOR          DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 65         Senior Counsel to the law firm of                        96         Placer Dome, Inc.
15 St. Bernard's Road              Cahill Gordon & Reindel since
Gladstone, NJ 07934                February 2001 and a partner of that
(6)                                firm for more than 25 years prior
                                   thereto. He is President and Chief
                                   Executive Officer of Wenonah
                                   Development Company
                                   (investments) and a Director
                                   of Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 70         Senior Counsel to the law firm of                        95             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a senior
(6)                                partner and a member of the
                                   Executive Committee of that firm.
                                   Formerly a member and Chairman
                                   of the Municipal Securities
                                   Rulemaking Board and a Trustee of
                                   the Museum of the City of New York.

INTERESTED DIRECTOR

Marc O. Mayer, **, 46              Executive Vice President of ACMC                         66             None
1345 Avenue of the                 since 2001; prior thereto, Chief
Americas                           Executive Officer of Sanford C.
New York, NY 10105                 Bernstein & Co., LLC ("SCB & Co.")
(Elected on November 18,           and its predecessor since prior to
2003)                              1999.



*  There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested director", as defined in the Investment Company Act of 1940, due to his position as an Executive Vice President of ACMC, the Fund's investment adviser.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.



        NAME,                        POSITION(S) HELD                    PRINCIPAL OCCUPATION
   ADDRESS* AND AGE                     WITH FUND                        DURING PAST 5 YEARS**
------------------------------------------------------------------------------------------------------------

Marc O. Mayer, 46                   President                      See biography above.

Bruce W. Calvert, 57                Executive Vice President       Chairman of the Board of Alliance
                                                                   Capital Management Corporation
                                                                   ("ACMC"),** with which he has been
                                                                   associated since prior to 1999.

Edward D. Baker III, 53             Vice President                 Senior Vice President of ACMC,** with
                                                                   which he has been associated since
                                                                   prior to 1999.

Gurudutt M. Baliga, 50              Vice President                 Senior Vice President of ACMC,** with
                                                                   which he has been associated since
                                                                   prior to 1999.

Thomas J. Bardong, 59               Vice President                 Senior Vice President of ACMC,** with
                                                                   which he has been associated since
                                                                   prior to 1999.

Russell Brody, 37                   Vice President                 Vice President of ACMC,** with which
                                                                   he has been associated since prior to
                                                                   1999.

Mark R. Manley, 41                  Secretary                      Senior Vice President and Chief
                                                                   Compliance Officer of ACMC,** with
                                                                   which he has been associated since
                                                                   prior to 1999.

Mark D. Gersten, 53                 Treasurer and Chief            Senior Vice President of Alliance Global
                                    Financial Officer              Investor Services, Inc. ("AGIS")** and
                                                                   Vice President of AllianceBernstein
                                                                   Investment Research and
                                                                   Management, Inc. ("ABIRM"),**
                                                                   with which he has been associated
                                                                   since prior to 1999.

Vincent S. Noto, 39                 Controller                     Vice President of AGIS,** with which
                                                                   he has been associated since prior to
                                                                   1999.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND o 35

                                              Alliancebernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
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Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
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Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
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--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
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High Yield Fund
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--------------------------------------------
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--------------------------------------------
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--------------------------------------------
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--------------------------------------------
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--------------------------------------------
Closed-End Funds
--------------------------------------------
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ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
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The Spain Fund
World Dollar Government Fund
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We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL PREMIER GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


IPGAR0704

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).


(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.


(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         The following table sets forth the aggregate fees billed by the independent auditor, PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"). No other services were provided to the Fund during this period.

                                                             All Fees for
                                                          Non-Audit Services
                                                            Provided to the
                                                            Portfolio, the
                                                                Adviser
                        Audit-Related                         and Service
         Audit Fees         Fees            Tax Fees          Affiliates
         ----------     ------------        --------       -----------------

  2003*:  $41,600          $5,859           $17,000           $  546,579
  2004:   $42,000          $  750           $14,793           $  742,617


* Fiscal year 2003 was comprised of only eight calendar months due to a change in fiscal year ended from November 30 to July 31.

    Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:

                                    Non-Audit Services Pre-Approved
                                        by the Audit Committee.
                              --------------------------------------------
                              Audit Related        Tax
                                  Fees            Fees             Total
                              -----------      -----------       ---------
                   2003         $5,859           $17,000          $22,859
                   2004         $  750           $14,793          $15,543


     The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

 ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:


Exhibit No.    DESCRIPTION OF EXHIBIT
-------------------------------------

11 (a)(1)      Code of ethics that is subject to the disclosure of Item 2 hereof


11 (b)(1)      Certification of Principal Executive Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002


11 (b)(2)      Certification of Principal Financial Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002


11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein International Premier Growth Fund, Inc.


By:          /s/ Marc O. Mayer
             -----------------
             Marc O. Mayer
             President


Date:        September 29, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

              /s/ Marc O. Mayer
              -----------------
              Marc O. Mayer
              President

Date:        September 29, 2004


By:

              /s/ Mark D. Gersten
              -------------------
              Mark D. Gersten
              Treasurer and Chief Financial Officer

Date:        September 29, 2004